EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ F. Guillaume Bastiaens
                                        -----------------------------------
                                        F. Guillaume Bastiaens



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ Michael R. Bonsignore
                                        -----------------------------------
                                        Michael R. Bonsignore



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ Paul B. Burke
                                        -----------------------------------
                                        Paul B. Burke



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ Janet M. Dolan
                                        -----------------------------------
                                        Janet M. Dolan



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ Jack W. Eugster
                                        -----------------------------------
                                        Jack W. Eugster



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ Kendrick B. Melrose
                                        -----------------------------------
                                        Kendrick B. Melrose



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ S. Walter Richey
                                        -----------------------------------
                                        S. Walter Richey



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ Stephen W. Sanger
                                        -----------------------------------
                                        Stephen W. Sanger



                               POWER OF ATTORNEY

     The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 20, 1996

                                        /s/ C. Angus Wurtele
                                        -----------------------------------
                                        C. Angus Wurtele